Principal Funds, Inc.

Supplement dated May 2, 2017
to the Statement of Additional Information dated April 7, 2017

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Throughout the Statement of Additional Information, make the following changes:

•
Change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Fund.

•	Change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Investment Advisors, remove the Sub-Advisor: Passport Capital, LLC (“Passport”) section.

PORTFOLIO MANAGER DISCLOSURE
Under Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers), in the table under Other Accounts Managed, delete the rows for Kelly A. Grossman and replace with the following:

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Kelly A. Grossman: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$11.4 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

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